Exhibit 99.2

Fourth Quarter and Full Year 2022 Earnings Results

Stifel Financial Corp. Quarterly Financial Supplement | Fourth Quarter and Full Year 2022 Earnings Release	Page 1 of 17

Consolidated Financial Highlights

	Three Months Ended					Year Ended
(Unaudited, 000s, except per share information)	12/31/2022	12/31/2021	% Change	9/30/2022	% Change	12/31/2022	12/31/2021	% Change
Net revenues	$1,121,647	$1,304,225	(14.0%)	$1,045,139	7.3%	$4,391,439	$4,737,088	(7.3%)
Net income	$176,621	$261,390	(32.4%)	$151,169	16.8%	$662,155	$824,858	(19.7%)
Preferred dividends	9,320	9,320	0.0%	9,320	0.0%	37,281	35,587	4.8%

Net income available to common shareholders	$167,301	$252,070	(33.6%)	$141,849	17.9%	$624,874	$789,271	(20.8%)
Earnings per diluted common share	$1.51	$2.20	(31.4%)	$1.29	17.1%	$5.63	$6.96	(19.1%)
Earnings per diluted common share available to common shareholders	$1.43	$2.12	(32.5%)	$1.21	18.2%	$5.32	$6.66	(20.1%)
Non-GAAP financial summary (1):
Net revenues	$1,121,643	$1,304,225	(14.0%)	$1,045,133	7.3%	$4,391,490	$4,737,241	(7.3%)
Net income	$194,195	$274,708	(29.3%)	$160,076	21.3%	$712,352	$875,120	(18.6%)
Preferred dividends	9,320	9,320	0.0%	9,320	0.0%	37,281	35,587	4.8%

Net income available to common shareholders	$184,875	265,388	(30.3%)	150,756	22.6%	675,071	839,533	(19.6%)
Earnings per diluted common share	$1.66	$2.31	(28.1%)	$1.37	21.2%	$6.06	$7.38	(17.9%)
Earnings per diluted common share available to common shareholders	$1.58	$2.23	(29.1%)	$1.29	22.5%	$5.74	$7.08	(18.9%)
Weighted average number of common shares outstanding:
Basic	108,344	107,185	1.1%	108,767	(0.4%)	108,848	107,536	1.2%
Diluted	117,223	118,959	(1.5%)	117,218	0.0%	117,540	118,530	(0.8%)
Period end common shares outstanding	105,348	104,499	0.8%	106,225	(0.8%)	105,348	104,499	0.8%
Cash dividends declared per common share	$0.30	$0.15	100.0%	$0.30	0.0%	$1.20	$0.60	100.0%

Stifel Financial Corp. Quarterly Financial Supplement | Fourth Quarter and Full Year 2022 Earnings Release	Page 2 of 17

GAAP Consolidated Results of Operations

	Three Months Ended					Year Ended
(Unaudited, 000s, except per share information)	12/31/2022	12/31/2021	% Change	9/30/2022	% Change	12/31/2022	12/31/2021	% Change
Revenues:
Commissions	$168,945	$211,068	(20.0%)	$159,054	6.2%	$710,589	$809,500	(12.2%)
Principal transactions	125,781	144,584	(13.0%)	118,379	6.3%	529,033	581,164	(9.0%)

Transactional revenues	294,726	355,652	(17.1%)	277,433	6.2%	1,239,622	1,390,664	(10.9%)
Capital raising	56,771	166,591	(65.9%)	55,122	3.0%	256,862	709,236	(63.8%)
Advisory	166,935	310,780	(46.3%)	166,736	0.1%	714,623	856,145	(16.5%)

Investment banking	223,706	477,371	(53.1%)	221,858	0.8%	971,485	1,565,381	(37.9%)
Asset management	289,462	318,638	(9.2%)	300,557	(3.7%)	1,262,919	1,206,516	4.7%
Other income	11,862	14,496	(18.2%)	852	nm	19,685	72,125	(72.7%)

Operating revenues	819,756	1,166,157	(29.7%)	800,700	2.4%	3,493,711	4,234,686	(17.5%)
Interest revenue	416,731	145,425	186.6%	304,195	37.0%	1,099,115	548,400	100.4%

Total revenues	1,236,487	1,311,582	(5.7%)	1,104,895	11.9%	4,592,826	4,783,086	(4.0%)
Interest expense	114,840	7,357	nm	59,756	92.2%	201,387	45,998	337.8%

Net revenues	1,121,647	1,304,225	(14.0%)	1,045,139	7.3%	4,391,439	4,737,088	(7.3%)

Non-interest expenses:
Compensation and benefits	647,962	757,948	(14.5%)	611,870	5.9%	2,586,232	2,820,301	(8.3%)
Occupancy and equipment rental	80,740	75,080	7.5%	77,230	4.5%	313,247	290,243	7.9%
Communication and office supplies	45,209	41,925	7.8%	43,825	3.2%	175,135	165,490	5.8%
Commissions and floor brokerage	13,183	15,257	(13.6%)	13,576	(2.9%)	57,752	59,681	(3.2%)
Provision for credit losses	6,028	4,062	48.4%	6,453	(6.6%)	33,506	(11,502)	391.3%
Other operating expenses	94,828	91,291	3.9%	86,416	9.7%	340,451	345,794	(1.5%)

Total non-interest expenses	887,950	985,563	(9.9%)	839,370	5.8%	3,506,323	3,670,007	(4.5%)
Income before income taxes	233,697	318,662	(26.7%)	205,769	13.6%	885,116	1,067,081	(17.1%)
Provision for income taxes	57,076	57,272	(0.3%)	54,600	4.5%	222,961	242,223	(8.0%)

Net income	176,621	261,390	(32.4%)	151,169	16.8%	662,155	824,858	(19.7%)
Preferred dividends	9,320	9,320	0.0%	9,320	0.0%	37,281	35,587	4.8%

Net income available to common shareholders	$167,301	$252,070	(33.6%)	$141,849	17.9%	$624,874	$789,271	(20.8%)

Earnings per common share:
Basic	$1.54	$2.35	(34.5%)	$1.30	18.5%	$5.74	$7.34	(21.8%)
Diluted	$1.43	$2.12	(32.5%)	$1.21	18.2%	$5.32	$6.66	(20.1%)
Weighted average number of common shares outstanding:
Basic	108,344	107,185	1.1%	108,767	(0.4%)	108,848	107,536	1.2%
Diluted	117,223	118,959	(1.5%)	117,218	0.0%	117,540	118,530	(0.8%)
Cash dividends declared per common share	$0.30	$0.15	100.0%	$0.30	0.0%	$1.20	$0.60	100.0%

Stifel Financial Corp. Quarterly Financial Supplement | Fourth Quarter and Full Year 2022 Earnings Release	Page 3 of 17

Non-GAAP Consolidated Results of Operations (1)

	Three Months Ended					Year Ended
(Unaudited, 000s, except per share information)	12/31/2022	12/31/2021	% Change	9/30/2022	% Change	12/31/2022	12/31/2021	% Change
Revenues:
Commissions	$168,945	$211,068	(20.0%)	$159,054	6.2%	$710,589	$809,500	(12.2%)
Principal transactions	125,781	144,584	(13.0%)	118,379	6.3%	529,033	581,164	(9.0%)

Transactional revenues	294,726	355,652	(17.1%)	277,433	6.2%	1,239,622	1,390,664	(10.9%)
Capital raising	56,771	166,591	(65.9%)	55,122	3.0%	256,862	709,236	(63.8%)
Advisory	166,935	310,780	(46.3%)	166,736	0.1%	714,623	856,145	(16.5%)

Investment banking	223,706	477,371	(53.1%)	221,858	0.8%	971,485	1,565,381	(37.9%)
Asset management	289,462	318,638	(9.2%)	300,557	(3.7%)	1,262,919	1,206,516	4.7%
Other income	11,857	14,496	(18.2%)	852	nm	19,680	72,153	(72.7%)

Operating revenues	819,751	1,166,157	(29.7%)	800,700	2.4%	3,493,706	4,234,714	(17.5%)
Interest revenue	416,731	145,425	186.6%	304,195	37.0%	1,099,115	548,400	100.4%

Total revenues	1,236,482	1,311,582	(5.7%)	1,104,895	11.9%	4,592,821	4,783,114	(4.0%)
Interest expense	114,839	7,357	nm	59,762	92.2%	201,331	45,873	338.9%

Net revenues	1,121,643	1,304,225	(14.0%)	1,045,133	7.3%	4,391,490	4,737,241	(7.3%)

Non-interest expenses:
Compensation and benefits	633,392	749,929	(15.5%)	605,811	4.6%	2,547,118	2,794,209	(8.8%)
Occupancy and equipment rental	80,555	75,062	7.3%	77,142	4.4%	312,590	290,130	7.7%
Communication and office supplies	45,203	41,925	7.8%	43,794	3.2%	175,066	165,414	5.8%
Commissions and floor brokerage	13,183	15,257	(13.6%)	13,576	(2.9%)	57,752	59,681	(3.2%)
Provision for credit losses	6,028	4,062	48.4%	6,453	(6.6%)	33,506	(11,502)	391.3%
Other operating expenses	86,088	83,094	3.6%	80,630	6.8%	313,243	306,914	2.1%

Total non-interest expenses	864,449	969,329	(10.8%)	827,406	4.5%	3,439,275	3,604,846	(4.6%)
Income before income taxes	257,194	334,896	(23.2%)	217,727	18.1%	952,215	1,132,395	(15.9%)
Provision for income taxes	62,999	60,188	4.7%	57,651	9.3%	239,863	257,275	(6.8%)

Net income	194,195	274,708	(29.3%)	160,076	21.3%	712,352	875,120	(18.6%)
Preferred dividends	9,320	9,320	0.0%	9,320	0.0%	37,281	35,587	4.8%

Net income available to common shareholders	$184,875	$265,388	(30.3%)	$150,756	22.6%	$675,071	$839,533	(19.6%)

Earnings per common share:
Basic	$1.71	$2.48	(31.0%)	$1.39	23.0%	$6.20	$7.81	(20.6%)
Diluted	$1.58	$2.23	(29.1%)	$1.29	22.5%	$5.74	$7.08	(18.9%)
Weighted average number of common shares outstanding:
Basic	108,344	107,185	1.1%	108,767	(0.4%)	108,848	107,536	1.2%
Diluted	117,223	118,959	(1.5%)	117,218	0.0%	117,540	118,530	(0.8%)
Cash dividends declared per common share	$0.30	$0.15	100.0%	$0.30	0.0%	$1.20	$0.60	100.0%

Stifel Financial Corp. Quarterly Financial Supplement | Fourth Quarter and Full Year 2022 Earnings Release	Page 4 of 17

Consolidated Financial Summary

	Three Months Ended					Year Ended
(Unaudited, 000s)	12/31/2022	12/31/2021	% Change	9/30/2022	% Change	12/31/2022	12/31/2021	% Change
Net revenues:
Global Wealth Management	$744,341	$674,242	10.4%	$701,820	6.1%	$2,825,866	$2,598,837	8.7%
Institutional Group	353,882	633,263	(44.1%)	339,408	4.3%	1,536,017	2,152,439	(28.6%)
Other	23,424	(3,280)	814.1%	3,911	498.9%	29,556	(14,188)	308.3%

Total net revenues	$1,121,647	$1,304,225	(14.0%)	$1,045,139	7.3%	$4,391,439	$4,737,088	(7.3%)
Operating expenses:
Global Wealth Management	$427,270	$441,944	(3.3%)	$421,885	1.3%	$1,758,295	$1,683,884	4.4%
Institutional Group	309,370	458,100	(32.5%)	299,408	3.3%	1,281,885	1,593,502	(19.6%)
Other	151,310	85,519	76.9%	118,077	28.1%	466,143	392,621	18.7%

Total operating expenses	$887,950	$985,563	(9.9%)	$839,370	5.8%	$3,506,323	$3,670,007	(4.5%)
Operating contribution:
Global Wealth Management	$317,071	$232,298	36.5%	$279,935	13.3%	$1,067,571	$914,953	16.7%
Institutional Group	44,512	175,163	(74.6%)	40,000	11.3%	254,132	558,937	(54.5%)
Other	(127,886)	(88,799)	44.0%	(114,166)	12.0%	(436,587)	(406,809)	7.3%

Income before income taxes	$233,697	$318,662	(26.7%)	$205,769	13.6%	$885,116	$1,067,081	(17.1%)
Financial ratios:
Compensation and benefits	57.8%	58.1%	(30)	58.5%	(70)	58.9%	59.5%	(60)
Non-compensation operating expenses	21.4%	17.5%	390	21.8%	(40)	20.9%	18.0%	290
Income before income taxes	20.8%	24.4%	(360)	19.7%	110	20.2%	22.5%	(230)
Effective tax rate	24.4%	18.0%	640	26.5%	(210)	25.2%	22.7%	250

Stifel Financial Corp. Quarterly Financial Supplement | Fourth Quarter and Full Year 2022 Earnings Release	Page 5 of 17

Consolidated Financial Information and Metrics

	As of and for the Three Months Ended
(Unaudited, 000s, except per share data)	12/31/2022	12/31/2021	% Change	9/30/2022	% Change
Financial Information:
Total assets	$37,196,124	$34,049,715	9.2%	$37,612,063	(1.1%)
Total shareholders’ equity	$5,328,471	$5,034,959	5.8%	$5,227,350	1.9%
Total common equity	$4,643,471	$4,349,959	6.7%	$4,542,350	2.2%
Goodwill and intangible assets	$(1,457,137)	$(1,455,049)	0.1%	$(1,454,532)	0.2%
DTL on goodwill and intangible assets	$61,225	$58,126	5.3%	$60,034	2.0%

Tangible common equity	$3,247,559	$2,953,036	10.0%	$3,147,852	3.2%
Preferred equity	$685,000	$685,000	0.0%	$685,000	0.0%
Financial Metrics:
Book value per common share (2)	$44.08	$41.63	5.9%	$42.76	3.1%
Tangible book value per common share (2)	$30.83	$28.26	9.1%	$29.63	4.0%
Return on common equity (3)	14.5%	23.7%		12.5%
Non-GAAP return on common equity (1)(3)	16.0%	25.0%		13.3%
Return on tangible common equity (4)	20.7%	34.7%		18.0%
Non-GAAP return on tangible common equity (1)(4)	22.9%	36.6%		19.2%
Pre-tax margin on net revenues	20.8%	24.4%		19.7%
Non-GAAP pre-tax margin on net revenues (1)	22.9%	25.7%		20.8%
Effective tax rate	24.4%	18.0%		26.5%
Non-GAAP effective tax rate (1)	24.5%	18.0%		26.5%

Stifel Financial Corp. Quarterly Financial Supplement | Fourth Quarter and Full Year 2022 Earnings Release	Page 6 of 17

Regulatory Capital

	As of and for the Three Months Ended
(Unaudited, 000s)	12/31/2022	12/31/2021	% Change	9/30/2022	% Change
SF Regulatory Capital (5):
Common equity tier 1 capital	$3,363,137	$2,938,954	14.4%	$3,279,013	2.6%
Tier 1 capital	$4,048,137	$3,623,954	11.7%	$3,964,013	2.1%
Risk-weighted assets	$23,026,999	$19,366,319	18.9%	$23,300,119	(1.2%)
Common equity tier 1 capital ratio	14.6%	15.2%		14.1%
Tier 1 risk based capital ratio	17.6%	18.7%		17.0%
Tier 1 leverage capital ratio	11.1%	11.7%		11.1%
Stifel Bank & Trust Regulatory Capital (5):
Common equity tier 1 capital	$1,620,995	$1,274,994	27.1%	$1,655,760	(2.1%)
Tier 1 capital	$1,620,995	$1,274,994	27.1%	$1,655,760	(2.1%)
Risk-weighted assets	$14,681,096	$12,001,325	22.3%	$15,406,324	(4.7%)
Common equity tier 1 capital ratio	11.0%	10.6%		10.8%
Tier 1 risk based capital ratio	11.0%	10.6%		10.8%
Tier 1 leverage capital ratio	7.2%	7.1%		7.3%
Stifel Bank Regulatory Capital (5):
Common equity tier 1 capital	$468,437	$302,231	55.0%	$377,572	24.1%
Tier 1 capital	$468,437	$302,231	55.0%	$377,572	24.1%
Risk-weighted assets	$4,229,316	$2,197,216	92.5%	$3,591,228	17.8%
Common equity tier 1 capital ratio	11.1%	13.8%		10.5%
Tier 1 risk based capital ratio	11.1%	13.8%		10.5%
Tier 1 leverage capital ratio	7.1%	7.1%		7.3%
Stifel Net Capital (5):
Net capital	$537,100	$614,200	(12.6%)	$642,700	(16.4%)
Excess net capital	$514,700	$584,800	(12.0%)	$614,300	(16.2%)

Stifel Financial Corp. Quarterly Financial Supplement | Fourth Quarter and Full Year 2022 Earnings Release	Page 7 of 17

Global Wealth Management - Summary Results of Operations

	Three Months Ended					Year Ended
(Unaudited, 000s)	12/31/2022	12/31/2021	% Change	9/30/2022	% Change	12/31/2022	12/31/2021	% Change
Revenues:
Commissions	$112,644	$146,335	(23.0%)	$108,214	4.1%	$473,638	$567,491	(16.5%)
Principal transactions	52,913	48,592	8.9%	48,351	9.4%	195,274	207,474	(5.9%)

Transactional revenues	165,557	194,927	(15.1%)	156,565	5.7%	668,912	774,965	(13.7%)
Asset management	289,445	318,612	(9.2%)	300,540	(3.7%)	1,262,841	1,206,406	4.7%
Net interest	284,998	138,891	105.2%	242,194	17.7%	879,780	511,693	71.9%
Investment banking (6)	4,814	11,183	(57.0%)	4,498	7.0%	19,515	48,210	(59.5%)
Other income	(473)	10,629	(104.5%)	(1,977)	76.1%	(5,182)	57,563	(109.0%)

Net revenues	744,341	674,242	10.4%	701,820	6.1%	2,825,866	2,598,837	8.7%
Non-interest expenses:
Compensation and benefits	328,099	349,428	(6.1%)	326,116	0.6%	1,368,576	1,370,308	(0.1%)
Non-compensation operating expenses	99,171	92,516	7.2%	95,769	3.6%	389,719	313,576	24.3%

Total non-interest expenses	427,270	441,944	(3.3%)	421,885	1.3%	1,758,295	1,683,884	4.4%

Income before income taxes	$317,071	$232,298	36.5%	$279,935	13.3%	$1,067,571	$914,953	16.7%

As a percentage of net revenues:
Compensation and benefits	44.1%	51.8%	(770)	46.5%	(240)	48.4%	52.7%	(430)
Non-compensation operating expenses	13.3%	13.7%	(40)	13.6%	(30)	13.8%	12.1%	170
Income before income taxes	42.6%	34.5%	810	39.9%	270	37.8%	35.2%	260

Stifel Financial Corp. Quarterly Financial Supplement | Fourth Quarter and Full Year 2022 Earnings Release	Page 8 of 17

Global Wealth Management - Statistical Information

	As of and for the Three Months Ended
(Unaudited, 000s, except financial advisors and locations)	12/31/2022	12/31/2021	% Change	9/30/2022	% Change
Financial advisors	2,242	2,227	0.7%	2,235	0.3%
Independent contractors	102	91	12.1%	102	0.0%

Total financial advisors	2,344	2,318	1.1%	2,337	0.3%
Locations	398	396	0.5%	398	0.0%
Total client assets	$389,818,000	$435,978,000	(10.6%)	$364,824,000	6.9%
Fee-based client assets	$144,952,000	$162,428,000	(10.8%)	$135,521,000	7.0%
Transactional assets	$244,866,000	$273,550,000	(10.5%)	$229,303,000	6.8%
Client money market and insured product (7)	$27,509,000	$28,267,000	(2.7%)	$26,082,000	5.5%
Secured client lending (8)	$3,576,415	$3,892,609	(8.1%)	$3,841,430	(6.9%)
Asset Management Revenue (000s):
Private Client Group (9)	$240,446	$270,685	(11.2%)	$252,487	(4.8%)
Asset Management	30,690	34,179	(10.2%)	30,648	0.1%
Third-party Bank Sweep Program	5,522	862	540.6%	3,851	43.4%
Other (10)	12,804	12,912	(0.8%)	13,571	(5.7%)

Total asset management revenues	$289,462	$318,638	(9.2%)	$300,557	(3.7%)
Fee-based Assets (millions):
Private Client Group (9)	$126,043	141,456	(10.9%)	$118,850	6.1%
Asset Management	32,233	36,299	(11.2%)	30,095	7.1%
Elimination (11)	(13,324)	(15,327)	(13.1%)	(13,424)	(0.7%)

Total fee-based assets	$144,952	$162,428	(10.8%)	$135,521	7.0%
Third-party Bank Sweep Program	$1,984	$6,253	(68.3%)	$1,114	78.1%
ROA (bps) (12):
Private Client Group (9)	80.9	82.7		81.6
Asset Management	38.1	37.7		40.7
Third-party Bank Sweep Program	137.2	5.5		104.3

Stifel Financial Corp. Quarterly Financial Supplement | Fourth Quarter and Full Year 2022 Earnings Release	Page 9 of 17

Institutional Group - Summary Results of Operations

	Three Months Ended					Year Ended
(Unaudited, 000s)	12/31/2022	12/31/2021	% Change	9/30/2022	% Change	12/31/2022	12/31/2021	% Change
Revenues:
Commissions	$56,301	$64,733	(13.0%)	$50,840	10.7%	$236,951	$242,009	(2.1%)
Principal transactions	72,869	95,990	(24.1%)	70,027	4.1%	333,759	373,689	(10.7%)

Transactional revenues	129,170	160,723	(19.6%)	120,867	6.9%	570,710	615,698	(7.3%)
Capital raising	51,956	155,470	(66.6%)	50,625	2.6%	237,347	661,088	(64.1%)
Advisory	166,935	310,718	(46.3%)	166,736	0.1%	714,623	856,083	(16.5%)

Investment banking	218,891	466,188	(53.0%)	217,361	0.7%	951,970	1,517,171	(37.3%)
Other income (13)	5,821	6,352	(8.4%)	1,180	393.3%	13,337	19,570	(31.8%)

Net revenues	353,882	633,263	(44.1%)	339,408	4.3%	1,536,017	2,152,439	(28.6%)
Non-interest expenses:
Compensation and benefits	220,730	367,439	(39.9%)	211,818	4.2%	929,606	1,251,595	(25.7%)
Non-compensation operating expenses	88,640	90,661	(2.2%)	87,590	1.2%	352,279	341,907	3.0%

Total non-interest expenses	309,370	458,100	(32.5%)	299,408	3.3%	1,281,885	1,593,502	(19.6%)

Income before income taxes	$44,512	$175,163	(74.6%)	$40,000	11.3%	$254,132	$558,937	(54.5%)

As a percentage of net revenues:
Compensation and benefits	62.4%	58.0%	440	62.4%	0	60.5%	58.1%	240
Non-compensation operating expenses	25.0%	14.3%	1,070	25.8%	(80)	23.0%	15.9%	710
Income before income taxes	12.6%	27.7%	(1,510)	11.8%	80	16.5%	26.0%	(950)

Stifel Financial Corp. Quarterly Financial Supplement | Fourth Quarter and Full Year 2022 Earnings Release	Page 10 of 17

Stifel Bancorp - Financial Information and Credit Metrics

(Unaudited, 000s)	12/31/2022	12/31/2021	% Change	9/30/2022	% Change
Stifel Bancorp Financial Information:
Total assets	$29,318,421	$25,073,605	16.9%	$29,307,718	0.0%
Total shareholder’s equity	$2,071,882	$1,720,746	20.4%	$1,995,933	3.8%
Total loans, net (includes loans held for sale)	$20,622,004	$16,835,562	22.5%	$20,910,895	(1.4%)
Residential real estate	7,371,671	5,482,026	34.5%	7,048,762	4.6%
Commercial and industrial	4,897,176	4,208,950	16.4%	5,040,682	(2.8%)
Fund banking	4,182,641	3,136,803	33.3%	4,353,875	(3.9%)
Securities-based loans	2,724,551	2,880,158	(5.4%)	2,785,679	(2.2%)
Commercial real estate	675,599	409,847	64.8%	872,010	(22.5%)
Construction and land	593,191	511,084	16.1%	564,581	5.1%
Other	157,729	114,619	37.6%	153,661	2.6%
Loans held for sale	156,912	207,715	(24.5%)	234,927	(33.2%)
Investment securities	$7,624,448	$7,460,111	2.2%	$7,650,130	(0.3%)
Available-for-sale securities, at fair value	1,636,041	2,113,893	(22.6%)	1,660,847	(1.5%)
Held-to-maturity securities, at amortized cost	5,988,407	5,346,218	12.0%	5,989,283	(0.0%)
Unrealized gains/(losses) on available-for-sale securities	(227,178)	9,380	nm	(247,188)	(8.1%)
Total deposits	$27,117,111	$23,280,348	16.5%	$27,190,619	(0.3%)
Demand deposits (interest-bearing)	26,805,073	22,626,560	18.5%	26,783,010	0.1%
Demand deposits (non-interest-bearing)	305,138	626,633	(51.3%)	397,573	(23.2%)
Certificates of deposit	6,900	27,155	(74.6%)	10,036	(31.2%)
Credit Metrics:
Allowance for credit losses	$147,853	$118,562	24.7%	$141,998	4.1%
Allowance as a percentage of retained loans	0.72%	0.71%		0.68%
Net charge-offs as a percentage of average loans	0.00%	0.00%		0.02%
Total nonperforming assets	$10,374	$17,470	(40.6%)	$11,291	(8.1%)
Nonperforming assets as a percentage of total assets	0.04%	0.07%		0.04%

Stifel Financial Corp. Quarterly Financial Supplement | Fourth Quarter and Full Year 2022 Earnings Release	Page 11 of 17

Loans and Lending Commitments - Allowance for Credit Losses

	December 31, 2022
	Loans and Lending
(Unaudited, 000s)	Commitments	ACL	ACL %	Q4 Provision
Residential real estate	$7,371,671	$20,441	0.28%	$2,976
Commercial and industrial	4,897,176	54,143	1.11%	2,241
Fund banking	4,182,641	11,711	0.28%	(460)
Securities-based loans	2,724,551	3,157	0.12%	(160)
Commercial real estate	675,599	12,897	1.91%	934
Construction and land	593,191	8,568	1.44%	1,038
Other	157,729	736	0.47%	233

Loans held for investment, gross	20,602,558	111,653	0.54%	6,802
Loans held for sale	156,912

Total loans, gross	20,759,470
Lending-related commitments (unfunded)	6,146,000	36,200	0.59%	(774)

Loans and lending-related commitments	$26,905,470	$147,853		$6,028

Stifel Financial Corp. Quarterly Financial Supplement | Fourth Quarter and Full Year 2022 Earnings Release	Page 12 of 17

Consolidated Net Interest Income

	Three Months Ended
	December 31, 2022			December 31, 2021			September 30, 2022
(Unaudited, millions)	Average balance	Interest income/expense	Average interest rate	Average balance	Interest income/expense	Average interest rate	Average balance	Interest income/expense	Average interest rate
Interest-earning assets:
Cash and federal funds sold	$1,641.8	$18.3	4.45%	$1,616.7	$1.1	0.26%	$1,302.9	$7.7	2.38%
Financial instruments owned	906.2	7.5	3.31%	1,160.1	6.0	2.08%	982.7	3.6	1.45%
Margin balances	985.2	15.6	6.33%	1,072.2	6.8	2.53%	1,062.3	12.5	4.71%
Investments:
Asset-backed securities	6,216.5	86.1	5.54%	5,583.7	24.1	1.73%	6,178.0	61.0	3.95%
Mortgage-backed securities	1,003.6	5.4	2.15%	1,062.4	4.2	1.59%	1,032.7	5.3	2.08%
Corporate fixed income securities	646.4	4.5	2.79%	794.7	5.8	2.90%	722.7	5.1	2.81%
Other	4.5	—	2.18%	4.3	—	2.09%	4.6	—	1.77%

Total investments	7,871.0	96.0	4.88%	7,445.1	34.1	1.83%	7,938.0	71.4	3.60%
Loans:
Residential real estate	7,240.6	55.7	3.08%	5,180.9	32.9	2.54%	6,824.3	44.8	2.63%
Commercial and industrial	4,997.7	84.4	6.75%	3,941.2	34.3	3.48%	4,947.8	65.2	5.27%
Fund banking	4,348.7	65.3	6.01%	1,861.2	13.5	2.91%	4,090.2	47.6	4.66%
Securities-based loans	2,735.5	40.0	5.85%	2,763.9	13.2	1.91%	2,901.9	31.7	4.36%
Commercial real estate	805.3	12.5	6.22%	372.4	2.6	2.83%	733.4	8.6	4.68%
Construction and land	583.7	9.9	6.77%	572.6	4.6	3.19%	493.3	6.4	5.21%
Loans held for sale	168.0	2.1	5.09%	219.5	1.4	2.64%	231.2	2.1	3.57%
Other	147.6	2.3	6.46%	119.5	0.9	2.64%	154.0	2.0	5.06%

Total loans	21,027.1	272.2	5.18%	15,031.2	103.4	2.75%	20,376.1	208.4	4.09%
Other interest-bearing assets	770.6	7.1	3.69%	748.8	(6.0)	(3.18%)	889.5	0.6	0.27%

Total interest-bearing assets/interest income	33,201.9	416.7	5.02%	27,074.1	145.4	2.15%	32,551.5	304.2	3.74%
Interest-bearing liabilities:
Senior notes	1,114.4	10.5	3.77%	1,113.3	11.6	4.16%	1,114.1	11.2	4.03%
Deposits	27,267.0	98.7	1.45%	21,056.3	0.9	0.02%	25,998.2	43.4	0.67%
Federal Home Loan advances	—	—	0.00%	137.3	0.1	0.31%	542.2	3.3	2.41%
Other interest-bearing liabilities	1,303.0	5.6	1.72%	1,454.9	(5.2)	(1.44%)	1,416.4	1.9	0.54%

Total interest-bearing liabilities/interest expense	$29,684.4	114.8	1.55%	$23,761.8	7.4	0.12%	$29,070.9	59.8	0.82%

Net interest income/margin		$301.9	3.64%		$138.0	2.04%		$244.4	3.00%

Stifel Financial Corp. Quarterly Financial Supplement | Fourth Quarter and Full Year 2022 Earnings Release	Page 13 of 17

Stifel Bancorp Net Interest Income

	Three Months Ended
	December 31, 2022			December 31, 2021			September 30, 2022
(Unaudited, millions)	Average balance	Interest income/expense	Average interest rate	Average balance	Interest income/expense	Average interest rate	Average balance	Interest income/expense	Average interest rate
Interest-earning assets:
Cash and federal funds sold	$889.4	$9.4	4.24%	$717.9	$0.3	0.17%	$520.5	$3.2	2.45%
Investments	7,871.0	96.0	4.88%	7,445.1	34.1	1.83%	7,938.0	71.4	3.60%
Loans	21,027.1	272.2	5.18%	15,031.2	103.4	2.75%	20,376.1	208.4	4.09%
Other interest-bearing assets	55.1	0.7	4.56%	51.5	0.4	3.07%	75.8	0.8	4.37%

Total interest-bearing assets/interest income	$29,842.6	$378.3	5.07%	$23,245.7	$138.2	2.38%	$28,910.4	$283.8	3.93%
Interest-bearing liabilities:
Deposits	$27,267.0	$98.7	1.45%	$21,056.3	$0.9	0.02%	$25,998.2	$43.4	0.67%
Federal Home Loan advances	—	—	0.00%	137.3	0.1	0.31%	542.2	3.3	2.41%
Other interest-bearing liabilities	0.9	0.1	15.64%	1.0	—	16.71%	1.0	—	14.26%

Total interest-bearing liabilities/interest expense	$27,267.9	98.8	1.45%	$21,194.6	1.0	0.02%	$26,541.4	46.7	0.70%

Net interest income/margin		$279.5	3.75%		$137.2	2.36%		$237.1	3.28%

Stifel Financial Corp. Quarterly Financial Supplement | Fourth Quarter and Full Year 2022 Earnings Release	Page 14 of 17

GAAP to Core Reconciliation

	Three Months Ended					Year Ended
(Unaudited, 000s)	12/31/2022	12/31/2021	Change	9/30/2022	Change	12/31/2022	12/31/2021	Change
GAAP net revenues	$1,121,647	$1,304,225		$1,045,139		$4,391,439	$4,737,088
Non-GAAP adjustments	(4)	—		(6)		51	153

Non-GAAP net revenues	1,121,643	1,304,225		1,045,133		4,391,490	4,737,241
GAAP compensation and benefits expense	647,962	757,948		611,870		2,586,232	2,820,301
Merger-related (14)	(14,570)	(8,019)		(6,059)		(39,114)	(26,092)

Non-GAAP compensation and benefits expense	633,392	749,929		605,811		2,547,118	2,794,209
GAAP non-compensation operating expenses	239,988	227,615		227,500		920,091	849,706
Merger-related (14)	(8,931)	(8,215)		(5,905)		(27,934)	(39,069)

Non-GAAP non-compensation operating expenses	231,057	219,400		221,595		892,157	810,637

Total merger-related adjustments	(23,497)	(16,234)		(11,958)		(67,099)	(65,314)

GAAP provision for income taxes	57,076	57,272		54,600		222,961	242,223
Merger-related and other (14)	5,923	2,916		3,051		16,902	15,052

Non-GAAP provision for income taxes	62,999	60,188		57,651		239,863	257,275
Financial ratios:
Compensation and benefits	56.5%	57.5%	(100)	58.0%	(150)	58.0%	59.0%	(100)
Non-compensation operating expenses	20.6%	16.8%	380	21.2%	(60)	20.3%	17.1%	320
Income before income taxes	22.9%	25.7%	(280)	20.8%	210	21.7%	23.9%	(220)
Effective tax rate	24.5%	18.0%	650	26.5%	(200)	25.2%	22.7%	250

Stifel Financial Corp. Quarterly Financial Supplement | Fourth Quarter and Full Year 2022 Earnings Release	Page 15 of 17

Footnotes

(1)	Please refer to the GAAP to Core Reconciliation for a reconciliation of the Company’s GAAP results to these non-GAAP measures.
(2)

Book value per common share represents shareholders’ equity (excluding preferred stock) divided by period end common shares outstanding. Tangible book value per share represents tangible common shareholders’ equity (defined below) divided by period end common shares outstanding.

(3)

Return on average common equity (“ROCE”) is calculated by dividing annualized net income applicable to common shareholders by average common shareholders’ equity or, in the case of non-GAAP ROCE, calculated by dividing non-GAAP net income applicable to commons shareholders by average common shareholders’ equity.

(4)

Return on average tangible common equity (“ROTCE”) is calculated by dividing annualized net income applicable to common shareholders by average tangible common equity or, in the case of non-GAAP ROTCE, calculated by dividing non-GAAP net income applicable to common shareholders by average tangible common equity. Tangible common equity, also a non-GAAP financial measure, equals total common shareholders’ equity less goodwill and identifiable intangible assets and the deferred taxes on goodwill and intangible assets. Average deferred taxes on goodwill and intangible assets was $60.4 million, $56.3 million, and $59.2 million, as of December 31, 2022 and 2021, and September 30, 2022, respectively.

(5)	Regulatory capital amounts and ratios are estimates as of the date of the Company’s earnings release, January 25, 2023.
(6)	Includes capital raising and advisory revenues.
(7)	Includes Stifel Smart Rate Program balances. Historical periods have been restated to conform to the current presentation.
(8)	Includes client margin balances held by the Company’s broker-dealer subsidiaries and securities-based loans held at the Company’s bank subsidiaries.
(9)	Includes Private Client Group and Trust Business.
(10)	Includes fund networking fees, retirement fees, transaction/handling fees, and ACAT fees.
(11)	Asset management assets managed in Private Client Group or Trust accounts.
(12)	Return on assets (ROA) is calculated based on prior period-end balances for Private Client Group, period-end balances for Asset Management, and average quarterly balances for Individual Program Banks.
(13)	Includes net interest, asset management, and other income.
(14)

Primarily related to charges attributable to integration-related activities, signing bonuses, amortization of restricted stock awards, debentures, and promissory notes issued as retention, additional earn-out expense, and amortization of intangible assets acquired. These costs were directly related to acquisitions of certain businesses and are not representative of the costs of running the Company’s on-going business.

Stifel Financial Corp. Quarterly Financial Supplement | Fourth Quarter and Full Year 2022 Earnings Release	Page 16 of 17

Disclaimer and Legal Notice

Forward-Looking Statements

This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks, assumptions, and uncertainties, including statements relating to the market opportunity and future business prospects of Stifel Financial Corp., as well as Stifel, Nicolaus & Company, Incorporated and its subsidiaries (collectively, “SF” or the “Company”). These statements can be identified by the use of the words “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” and similar expressions.

All statements not dealing with historical results are forward-looking and are based on various assumptions. The forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. For information about the risks and important factors that could affect the Company’s future results, financial condition and liquidity, see “Risk Factors” in Part I of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021. Forward-looking statements speak only as to the date they are made. The Company disclaims any intent or obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Use of Non-GAAP Financial Measures

The Company prepares its Consolidated Financial Statements using accounting principles generally accepted in the United States (U.S. GAAP). The Company may disclose certain “non-GAAP financial measures” in the course of its earnings releases, earnings conference calls, financial presentations and otherwise. The Securities and Exchange Commission defines a “non-GAAP financial measure” as a numerical measure of historical or future financial performance, financial position, or cash flows that is subject to adjustments that effectively exclude, or include, amounts from the most directly comparable measure calculated and presented in accordance with U.S. GAAP. Non-GAAP financial measures disclosed by the Company are provided as additional information to analysts, investors and other stakeholders in order to provide them with greater transparency about, or an alternative method for assessing the Company’s financial condition or operating results. These measures are not in accordance with, or a substitute for U.S. GAAP, and may be different from or inconsistent with non-GAAP financial measures used by other companies. Whenever the Company refers to a non-GAAP financial measure, it will also define it or present the most directly comparable financial measure calculated and presented in accordance with U.S. GAAP, along with a reconciliation of the differences between the non-GAAP financial measure it references and such comparable U.S. GAAP financial measure.

Legal Notice

This Financial Supplement contains financial, statistical, and business-related information, as well as business and segment trends. The information should be read in conjunction with the Company’s fourth quarter earnings release issued January 25, 2023.

Stifel Financial Corp. Quarterly Financial Supplement | Fourth Quarter and Full Year 2022 Earnings Release	Page 17 of 17